Exhibit 99.3
Questions and Answers
Date: 10/26/05

Operator
(OPERATOR INSTRUCTIONS). Rajesh Misra.

Ramesh Misra - - Analyst
Good afternoon, guys and congratulations on another solid quarter. First thing was a little bit of a clarification. I think through Q2 you had previously talked about your Cap-Ex being at about 6.8 million year-to-date. Am I missing something and maybe you could give me the Q1, Q2, Q3 Cap-Ex numbers.

Carl Wertz - Diodes Incorporated - CFO
I think it was a little higher than 6.8 year-to-date. Part of the issue is how we account for it, whether it is on a cash-flow basis or an actual fixed asset. I think what we did the first quarter, maybe the first two quarters, we counted it on a cash-flow basis, where in reality, there's some accounts payable sitting there for us that we weren't subtracting. But in reality, it is currently sitting at 16 million. For now, 10 million year-to-date, second quarter plus the 6 million this quarter.

Ramesh Misra - - Analyst
Now, in terms of the share guidance for Q4, what should we be looking at in that regard?

Carl Wertz - Diodes Incorporated - CFO
I'm sorry. What was the question?

Ramesh Misra - - Analyst
The share count for Q4, should it be basically --?

Carl Wertz - Diodes Incorporated - CFO
The share count? The follow-on offering?

Ramesh Misra - - Analyst
Yes.

Carl Wertz - Diodes Incorporated - CFO
1.75 million plus the 375K overlap. So it will be 2.1 and some change.

Ramesh Misra - - Analyst
So that will be 18.5 then?

Carl Wertz - Diodes Incorporated - CFO
Pretty much, yes. Because we only had it for a few days in the third quarter. So it was only like 60,000 shares affected in the third quarter.

Ramesh Misra - - Analyst
I see. So pretty much the whole thing comes out in Q4. In terms of gross margins, year-over-year, this year your margins are up 90 basis points. Last year, they were up about 800 basis points. Is there some sort of gross margin saturation occurring here?

Carl Wertz - Diodes Incorporated - CFO
Well I think probably a good part of that ramp into '04 was the new products were really kicking in and now we have got that margin dollar for the last two years. So it kind of stabilized that percentage of new product. But we are still squeezing a little bit more utilization, a little bit more of the -- the cost reduction is still a goal for us. Unfortunately, there's a couple of times we're not able to get the exact same cost reduction as the price erosion. It is pretty tough to keep balancing our revenue growth with the gross margin growth and everything else. So it's going to be complex but I believe 2004 was really geared more for the new product introduction from '03.

Mark King - Diodes Incorporated - VP Sales & Marketing
Ramesh, we still continue to believe we can continue to make progress as we continue to move in new products. But as we go up and around the new ones, as we grow at these speeds, the margin will creep up slower.

Ramesh Misra - - Analyst
Got it. Your inventories in the quarter, they jumped up meaningfully. Any particular reasons for that?

Carl Wertz - Diodes Incorporated - CFO
Part of that reason was the Chinese New Year where we ramped up probably north of $1 million to $2 million additional inventory build for the increase in demand and the fact that in China, basically the customs office and transportation pretty much shuts down for the first week in October. That is part of it and then we had a little bit of inventory build over in Taiwan for some distribution areas. But we do expect to get that back down to a six times turns by the end of the year.

Ramesh Misra - - Analyst
I presume you meant the Golden Week holidays?

Carl Wertz - Diodes Incorporated - CFO
Right. Yes. Yes.

Ramesh Misra - - Analyst
Dr. Lu would not be happy with --.

Dr. Keh-Shew Lu - Diodes Incorporated - President & CEO
You know that is the way because everywhere is shutting down but our capacities are full so we cannot really afford to shut a facility down for a whole week. That is why we start the material earlier and get the (indiscernible) in earlier.

Mark King - Diodes Incorporated - VP Sales & Marketing
We also had a couple of new hubs we put in place or customer inventory for some strong specific ramps, so there was some extra inventory in that area to support our growth.

Ramesh Misra - - Analyst
Okay, thanks very much.

Carl Wertz - Diodes Incorporated - CFO
One thing on the stock number of options -- or not options, the stock going out additional two million shares, we're also going to be able to record a substantial amount of interest income as you are aware. That is going be north of probably $500,000.

Ramesh Misra - - Analyst
Right. Thanks very much.

Operator
Alex Guana.

Alex Guana - - Analyst
Carl, I believe you mentioned the overlying softness in general for discretes in the marketplace. I was wondering if you could walk through specifically by end market and characterize some of the dynamics at play; computing, consumer, industrial, communication and let us know where you have perhaps more and less visibility.

Carl Wertz - Diodes Incorporated - CFO
Let me pass that one over to Mark. He has got a little bit more of a background than I do on that.

Mark King - Diodes Incorporated - VP Sales & Marketing
From an overall standpoint, depending on whose numbers you're looking at, the discrete area is relatively flat for the whole year. Some people are up slightly, some people are down and actually, we have seen some numbers that show it as much as down 4%. Clearly, in these recent quarters, the computer and the consumer market are driving any growth that is out there. I think if you look at the general industrial and communications areas, they are relatively stagnant in this area. So I think that we are relatively well-positioned and I think that is what's showing our growth in those higher volume and better performing segments of consumer and computer.

Carl Wertz - Diodes Incorporated - CFO
That is one of the things that we've done for the past several years is we target those higher growth areas and go after them.
That is what Mark is saying. We have definitely taken some share there.

Alex Guana - - Analyst
I know you have been taking share and intend to keep taking share. If you look at those end markets for the first half of next year which ones do you suspect will be your key contributors to potential growth and then if I look beyond as your analog product lines kick in, where do you think the key drivers are? Will they be consistent with your current positioning or does that open up new market opportunities?

Mark King - Diodes Incorporated - VP Sales & Marketing
I think our strategy is pretty consistent and I don't think it is going to change dramatically in the next two quarters. A key part of our analog and mixed signal strategy is to add new products to our present customers and our present end equipment. So we are going to be very targeted in developing products that we can sell into our present customer base and into the present markets and end and equipment that we focus on. So we're definitely not going to change our strategy a bit or change our customer strategy, our target customer or our target market to move into those markets.

Alex Guana - - Analyst
Fair enough.

Dr. Keh-Shew Lu - Diodes Incorporated - President & CEO
Remember, you remember at the end of the road show, we talked about adjacent technology. We are talking about the same customer set and the same application and then just pull through our spend (ph) at the end of the quarter when we come out together with our discrete component.

Alex Guana - - Analyst
Can you describe perhaps the amount of turns business you did in the September quarter, those orders booked and shipped within the same quarter and what percentage, more or less, you expect to achieve to hit your December quarter guidance?

Mark King - Diodes Incorporated - VP Sales & Marketing
Yes. We don't have the specific data in front of us but generally we have been going into the quarter with about 50% of backlog for the quarter and that is firm orders and that doesn't take into consideration forecast orders that aren't firm. So I'd say it was probably pretty consistent. I think it has run pretty consistent for a long period of time. We did have, as Carl mentioned, our book-to-bill was above one and so we had a good position (indiscernible). So maybe a slight inventory build -- excuse me, a slight backlog build during the quarter.

Alex Guana - - Analyst
Last question if I could, do you have any visibility in terms of your forward guidance and even thinking into the first half of next year about the percentage of revenues you expect to be contributed by new products? Will that be trending up from here, remain about level? What is your current outlook?

Carl Wertz - Diodes Incorporated - CFO
Alex, I think basically we're holding in at that, probably going to trend pretty close to where we are now, between the 15, 16% range. Most likely later part of the first half that may be changing but by definition, we're using that three-year life so we have lost some of that as well.

Mark King - Diodes Incorporated - VP Sales & Marketing
We are starting to lose -- categorize new products but not lose revenue in those product sectors. So sometimes that can be leading. Our lifecycles are much longer than some other IC lifecycles. So sometimes it takes as much as 18 months to 2 years for our new product to ramp and then by the time it has ramped to a level that we think is wonderful it has now expired as new product. But the margins and the product revenues remained the same and they are fortifying our overall product mix.

Alex Guana - - Analyst
Thank you very much and congratulations on the solid results.

Mark King - Diodes Incorporated - VP Sales & Marketing
Thank you.

Dr. Keh-Shew Lu - Diodes Incorporated - President & CEO
Thank you.

Operator
Gary Mobley.

Gary Mobley - - Analyst
Mark, I appreciate you giving us some insight into lead-times in specific regions but could you give us your overall lead-time and how they compare to previous quarter?

Mark King - Diodes Incorporated - VP Sales & Marketing
You know I think our utilization is pretty high but we are continuing to add capacity. So I think our lead-times have been relatively stable. Maybe they have pushed out a week and a half for general business. For specific business, we can accomplish anything that is required. We do see, as I mentioned, in Asia, we're starting to see the lowest priced commodity products start to be difficult for the customer base, which has stabilized some of the pricing. But we think that that could be a short-term cycle in that area. So I think general lead-times have remained relatively stable on all but the most commodity devices.

Gary Mobley - - Analyst
With respect to the U.S. pricing environment, many of your competitors are also experiencing some increases. Could you talk about the behaviors of some of those competitors? Have you seen some of these broad-line companies start to deemphasize the discrete lineups and --?

Mark King - Diodes Incorporated - VP Sales & Marketing
I don't think we have seen any really new behavior. I think we have just seen the consistent behavior that we have seen for a couple of years. There is no -- in this quarter, there was no dramatic change in what we have seen. We still see inconsistent pricing structure depending on the strength of their business. And we see a continued lack of interest from the design level and really more of a focus on movement from a commodity base. So we really -- I don't think a tremendous amount has changed in that area.

Operator
Steve Smigie.

Steve Smigie - - Analyst
Congratulations on a good quarter. In terms of the new products, could you give us some sense of what gross margin would have been on those products during the quarter?

Mark King - Diodes Incorporated - VP Sales & Marketing
We really don't specify specifically but generally we've discussed that our new product margins generally run about 2x our standard product margin.

Steve Smigie - - Analyst
And you mentioned you had some new products for some handset applications and I was just wondering is that typical design in time that you just mentioned, 18 months to 2 years, to ramp to that? Would you expect that or do you think that maybe you can get a little quicker on these?

Mark King - Diodes Incorporated - VP Sales & Marketing
I think you put two things together. I think what I said was for new products to ramp to the volumes that we think are substantial revenue sometimes takes 18 months. Clearly a design cycle on a cellular phone is probably less than -- anywhere from three to six months. Okay? Those are generally pretty short design cycles. But most of the products that we are designing into cell phones and we're winning design wins on are then -- they tend to propagate through the next generation of the design. So if we get a new product like, I mentioned, a PowerDI 123 on this generation, hopefully and we believe that that will then propagate to multiple generations going forward.

Steve Smigie - - Analyst
Great. Could you talk about maybe how many actual handsets you're on currently with designs?

Mark King - Diodes Incorporated - VP Sales & Marketing
You know I don't really have an exact figure because there's a lot of ODM business in Asia and so forth. But I would say many.

Steve Smigie - - Analyst
One last question, just a little bit of SG&A guidance. It's up a little bit sequentially. Would you expect that to be up again sequentially in the fourth quarter and sort of going forward?

Carl Wertz - Diodes Incorporated - CFO
The overall SG&A?

Steve Smigie - - Analyst
Right. It's at 7.6. I was just asking if it's going to be sort of similar on a dollar amount in Q4.

Carl Wertz - Diodes Incorporated - CFO
It will probably trend along with our revenue in our selling expenses. It has been pretty close to 14% consistently, 13.8, 14.2, 14 --, somewhere in that range.

Operator
Art Sharon.

Art Sharon - - Analyst
I am wondering -- regarding the trading in the stock, I noted today that your short position again increased and the latest reporting periods were about 1.4 million shares. Given that I believe you have determined that this is not naked shorting, I am wondering if you have any take on where anybody is able to borrow that much stock. I mean you have got a fairly thin float out there.

Carl Wertz - Diodes Incorporated - CFO
That's a real good question. I don't know how to answer that one, Art. We could look into it.

Art Sharon - - Analyst
Okay. I appreciate it if you would.

Carl Wertz - Diodes Incorporated - CFO
We will do that.

Operator

Alex Guana - - Analyst
Yes, Dr. Lu, I believe you mentioned where you are in terms of capacity and I know there have been a number of reports in terms of -- and it's different markets I realize, but in terms of back-end limitations, front-end, excess capacity, what do you think the dynamic is out there with regard to the discrete space? Are there any dislocations in the current environment that you are able to take advantage of or that you have targeted and are taking advantage of?

Dr. Keh-Shew Lu - Diodes Incorporated - President & CEO
I really don't see anything like this. What we do is we just kick out capacity fully diluted at about 90%. We talk about back-end, packaging capacity. We keep it around -- above 90% fully diluted. Then when we see -- when we see a crunch or a shortage then we spend the capital for it. But fortunately it is a short cycle, lead-time to put the back-end capacity. It's probably somewhere around three to six months very easily. We can quickly react to the market demand and put in the capacity for it. So I really don't see any thing like that.

Alex Guana - - Analyst
And Mark, I believe you specifically mentioned the set-top box space is seeing some softness right now. You know speaking of ability to react, do you have any thoughts or insights into how long softness in that market might endure and do you have any visibility on new opportunities in terms of IPTV set-top boxes?

Mark King - Diodes Incorporated - VP Sales & Marketing
I don't have any specific on IPTV set-top boxes. Our product doesn't change a great deal between the different box types. Maybe there is some slight difference. We just saw some recent shifts, what I was kind of saying is traditional demand in North America that was then now built in Asia. We are seeing some indications of that wavering and some of that maybe coming back to the North American space. The third quarter in set-top box for our customer base seemed to be a little softer than normal.

Alex Guana - - Analyst
I see. So it's universal across some of the other players that sell into that market. So that is why I asked. And then if I could in terms of -- can you maybe update us on your efforts or opportunities within the cell phone space?

Mark King - Diodes Incorporated - VP Sales & Marketing
Actually we continue to make progress in that area. You know we were pretty happy with a couple of design wins we have had this quarter. We continue to expand with some of the smaller European styles. We are doing more. We have made more progress in the Asian ODM, specifically China, and we have had some recent breakthroughs in the Korean space. So it is still not a revenue driver but we see it as a focus for us going forward and a future growth opportunity for us.

Alex Guana - - Analyst
Great. Thank you.

Operator
At this time, there are no further questions.

Crocker Coulson - Diodes Incorporated - President, CCG IR
We would like to thank everyone for joining us on the call this afternoon and look forward to coming back to you early part of next year with our fourth-quarter results. If you have any follow-on questions, feel free to call us offline.

Operator
This concludes today's conference call. You may now disconnect.

Dr. Keh-Shew Lu - Diodes Incorporated - President & CEO
Thank you.

Carl Wertz - Diodes Incorporated - CFO
Goodbye.